MAINSTAY GROUP OF FUNDS

MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Growth Allocation Fund

Supplement dated May 13, 2009 (“Supplement”)
to the Prospectus for MainStay Asset Allocation Funds dated March 2, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the MainStay Group of Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

The “Summary of Important Differences Among Share Classes” table on page 37 of the Prospectus is hereby revised to correct the following:
(a)	the Contingent deferred sales charge information for Class B shares; and
(b)	remove the footnote references from the Initial sales charge row for Classes B and C shares.

	Class B	Class C
Initial sales charge	None	None
Contingent deferred sales charge	Sliding scale during the first six years after purchase	1% on sale of shares held for one year or less
Ongoing service and/or distribution fee (Rule 12b-1 fee)	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% serve (1.00% total)
Shareholder service fee (non-Rule 12b-1 fee)	None	None
Redemption fee	None	None
Conversion feature	Yes[2]	None
Purchase maximum[3]	$100,000	$1,000,000

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.